UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

333-56594	Ameren Energy Generating Company (Illinois Corporation) 1500 Eastport Plaza Drive Collinsville, Illinois 62234 (618) 343-7706	37-1395586

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Reference is made to Note 9. Commitments and Contingencies to our financial statements under Part I, Item 1. Financial Statements (Unaudited) and Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Form 10-Q for the quarter ended June 30, 2012, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiary, Ameren Energy Generating Company (“Genco”), for a discussion of Ameren Energy Resources Company’s (“AER”) request to the Illinois Pollution Control Board (“IPCB”) for a variance to extend compliance dates for sulfur dioxide (“SO2”) emission levels contained in the Illinois Multi-Pollutant Standards (“MPS”).

On September 20, 2012, the IPCB granted AER a variance to extend compliance dates for SO2 emission levels contained in the MPS through December 31, 2019, subject to certain conditions as described below. AER had requested the variance extend through December 31, 2020. The IPCB also approved AER’s proposed plan to restrict its SO2 emissions through 2014 to levels lower than those required by the existing MPS to offset any environmental impact from the variance. The order also requires AER to comply with a schedule of deadlines set forth in the order for completion of various aspects of the installation and completion of a scrubber project at Genco’s Newton energy center; the first milestone relates to the completion of engineering design by July 2015 while the last deadline relates to major equipment components being placed into final position on or before September 1, 2019. The order also requires AER to refrain from operating the Meredosia and Hutsonville energy centers through December 31, 2020; however, this restriction does not impact Ameren’s and Genco’s ability to make the Meredosia energy center available for any parties that may be interested in repowering one of its units to create an oxy-fuel combustion coal-fired energy center designed for permanent carbon dioxide capture and storage. AER is evaluating the order granting the variance and has to decide whether to accept the terms and conditions of the variance set forth in the order within 45 days from September 20, 2012.

The IPCB’s ruling gives AER additional time for economic recovery and related power price improvements necessary to support scrubber installations and other pollution controls at some of AER’s energy centers. To comply with the existing MPS and other air emissions laws and regulations, Genco and AmerenEnergy Resources Generating Company (“AERG”), which are each subsidiaries of AER, are installing equipment designed to reduce their emissions of mercury, nitrogen oxide (“NOx”), and SO2. Genco and AERG have installed a total of three scrubbers at two energy centers. Two additional scrubbers are being constructed at Genco’s Newton energy center. The timing of the installation of the scrubbers at Genco’s Newton energy center, as well as precipitator upgrades at AERG’s E.D. Edwards energy center, has been delayed. Ameren’s merchant generation business segment and Genco will continue to review and adjust their compliance plans in light of evolving outlooks for power and capacity prices, delivered fuel costs, environmental standards and compliance technologies, among other factors.

Forward-looking Statements

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed under Risk Factors in Ameren’s Form 10-K for the year ended December 31, 2011, and elsewhere in this report and in our other filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•	regulatory, judicial, or legislative actions, including changes in regulatory policies;

•	changes in laws and other governmental actions, including monetary, fiscal, and tax policies;

•

changes in laws or regulations that adversely affect the ability of electric distribution companies and other purchasers of wholesale electricity to pay their suppliers, including Ameren Energy Marketing Company;

•

the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation;

•

the effects on demand for our services resulting from technological advances, including advances in energy efficiency and distributed generation sources, which generate electricity at the site of consumption;

•	increasing capital expenditure and operating expense requirements and our ability to recover these costs;

•

the cost and availability of fuel such as coal and natural gas used to produce electricity; and the level and volatility of future market prices for such commodities, including the ability to recover the costs for such commodities;

•	the effectiveness of our risk management strategies and the use of financial and derivative instruments;

•	the level and volatility of future prices for power in the Midwest;

•	the development of a capacity market within the Midwest Independent Transmission System Operator, Inc. (“MISO”) and the outcomes of MISO’s inaugural capacity auction in 2013;

•	business and economic conditions, including their impact on interest rates, bad debt expense, and demand for our products;

•

disruptions of the capital markets, deterioration in our credit metrics, or other events that make our access to necessary capital, including short-term credit and liquidity, impossible, more difficult, or more costly;

•	our assessment of our liquidity;

•	the impact of the adoption of new accounting guidance and the application of appropriate technical accounting rules and guidance;

•	actions of credit rating agencies and the effects of such actions;

•	the impact of weather conditions and other natural phenomena on us and our customers;

•	the impact of system outages;

•	generation, transmission and distribution asset construction, installation, performance, and cost recovery;

•	impairments of long-lived assets, intangible assets, or goodwill;

•	the effects of strategic initiatives, including mergers, acquisitions and divestitures and any related tax implications;

•

the impact of current environmental regulations on power generating companies and new, more stringent or changing requirements, including those related to greenhouse gases, other emissions, cooling water intake structures, coal combustion residuals, and energy efficiency, that are enacted over time and that could limit or terminate the operation of certain of our generating units, increase our costs, result in an impairment of our assets, reduce our customers’ demand for electricity or natural gas, or otherwise have a negative financial effect;

•	labor disputes, workforce reductions, future wage and employee benefits costs, including changes in discount rates and returns on benefit plan assets;

•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts, credit facilities and financial instruments;

•	the cost and availability of transmission capacity for the energy generated by our energy centers or required to satisfy energy sales made by us;

•	legal and administrative proceedings; and

•	acts of sabotage, war, terrorism, cybersecurity attacks or intentionally disruptive acts.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

This combined Form 8-K is being filed separately by Ameren Corporation and Ameren Energy Generating Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Steven R. Sullivan
Steven R. Sullivan
Chairman and President

Date: September 21, 2012